UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 29, 2021
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
P.O. Box 619100
Dallas, TX
75261-9100
(Address of principal executive offices)
(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMB	New York Stock Exchange
0.625% Notes due 2024	KMB24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Kimberly-Clark Corporation (the “Corporation”) held on April 29, 2021 (the “Annual Meeting”), the stockholders of the Corporation approved the Kimberly-Clark Corporation 2021 Equity Participation Plan (the “2021 EPP”) and the Kimberly-Clark Corporation 2021 Outside Directors’ Compensation Plan (“2021 Directors Plan”) in accordance with the voting results set forth below under Item 5.07.

The 2021 EPP limits the number of shares that may be subject to awards payable in shares of the Corporation’s common stock to 2,100,000, plus the number of shares remaining for future grants under the Kimberly-Clark Corporation 2011 Equity Participation Plan (the “2011 EPP”) as of the date of stockholder approval and the amount of any shares subject to awards outstanding under the 2011 EPP that thereafter are forfeited, terminated or converted without being settled in the Corporation’s common stock. The 2021 EPP authorizes awards in the form of stock options, restricted shares, restricted share units, performance awards (including awards denominated or payable in cash, the Corporation’s common stock, other securities or other awards) and other stock-based awards or cash-based awards. The Corporation will not issue any further awards under the 2011 EPP.

Under the 2021 Directors Plan the total number of shares of Common Stock that may be issued is the number of shares which as of the date of stockholder approval were previously authorized but not awarded under the Kimberly-Clark Corporation 2011 Outside Directors’ Compensation Plan (“2011 Directors Plan”) not to exceed 200,000 shares, plus any shares subject to awards outstanding under the 2011 Directors Plan that thereafter are forfeited, terminated or converted without being settled in the Corporation’s common stock. The 2021 Directors Plan authorizes incentive awards to the outside members of the Corporation’s Board of Directors (the “Board”) including stock options, stock appreciation rights, restricted shares and restricted share units. The Corporation will not issue any further awards under the 2011 Directors Plan.

Summaries of the 2021 EPP and the 2021 Directors Plan are included in Proposals 4 and 5, respectively, in the Corporation’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 8, 2021, and such summaries are incorporated by reference herein. The summaries of the 2021 EPP and the 2021 Directors Plan contained herein and in the proxy statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2021 EPP and the 2021 Directors Plan, copies of which are filed as Exhibit (10)o and Exhibit (10)k with this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the stockholders of the Corporation approved amendments to the Amended and Restated Certificate of Incorporation of the Corporation which are reflected in a new Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”) that, subject to the ownership requirements and procedures described in the Amended and Restated By-Laws (as defined below), reduce the required ownership threshold for a stockholder to call a special meeting from 25% to 15%. The Restated Certificate of Incorporation became effective on April 29, 2021.

To implement fully the foregoing, on April 29, 2021, the Board amended and restated the By-Laws of the Corporation (the ”Amended and Restated By-Laws”) to reduce the required ownership threshold for a stockholder to call a special meeting from 25% to 15% and clarify the ownership requirements for a stockholder to call a special meeting. The Amended and Restated By-Laws became effective on April 29, 2021.

The foregoing summary and description of the provisions of the Restated Certificate of Incorporation and the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate of Incorporation and the Amended and Restated By-Laws, copies of which are filed as Exhibit (3)a and Exhibit (3)b with this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)    The Corporation held its 2020 Annual Meeting of Stockholders on April 29, 2021.

(b)    The stockholders (1) elected all of the Corporation’s nominees for director, (2) ratified the selection of Deloitte & Touche LLP as our independent auditors for 2021, (3) approved the compensation of our named executive officers on an advisory basis, (4) approved the 2021 EPP, (5) approved the 2021 Directors Plan, (6) approved an amendment to the Amended and Restated Certification of Incorporation reducing the ownership threshold required to call a special meeting of stockholders from 25% to 15% and (7) did not approve the stockholder proposal regarding the right to act by written consent.

The final voting results on each of the matters submitted to a vote are as follows:

1.Election of Directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John W. Culver	212,265,945	31,555,068	705,001	46,154,662
Robert W. Decherd	230,718,371	13,124,260	683,383	46,154,662
Michael D. Hsu	227,765,152	14,702,314	2,058,548	46,154,662
Mae C. Jemison, M.D.	234,258,125	9,600,392	667,497	46,154,662
S. Todd Maclin	241,949,793	1,821,024	755,197	46,154,662
Sherilyn S. McCoy	213,348,207	30,591,560	586,248	46,154,662
Christa S. Quarles	241,430,419	2,492,334	603,261	46,154,662
Ian C. Read	200,688,229	43,161,915	695,870	46,154,662
Dunia A. Shive	240,291,166	3,580,047	654,801	46,154,662
Mark T. Smucker	242,077,700	1,757,926	690,388	46,154,662
Michael D. White	242,502,890	1,327,588	695,535	46,154,662

2.Ratification of Deloitte & Touche LLP as Independent Auditors for 2021:

Votes For	Votes Against	Abstentions
274,916,878	15,042,971	720,827

3.Advisory Approval of Named Executive Officer Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
230,767,421	12,026,157	1,732,435	46,154,662

4.Approval of 2021 Equity Participation Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
228,937,950	14,118,711	1,469,353	46,154,662

5.Approval of 2021 Outside Directors’ Compensation Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
232,764,568	10,067,154	1,694,292	46,154,662

6.Approval of Amendment to Amended and Restated Certificate of Incorporation Reducing the Ownership Threshold Required to Call a Special Meeting of Stockholders from 25% to 15%:

Votes For	Votes Against	Abstentions	Broker Non-Votes
235,723,983	7,566,640	1,235,390	46,154,662

7.Stockholder Proposal Regarding Right to Act by Written Consent:

Votes For	Votes Against	Abstentions	Broker Non-Votes
91,557,295	150,641,063	2,327,655	46,154,662

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
Exhibit (3)a	Restated Certificate of Incorporation of Kimberly-Clark Corporation, as amended April 29, 2021. filed herewith.
Exhibit (3)b	By-Laws of Kimberly-Clark Corporation, as amended April 29, 2021. filed herewith.
Exhibit (10)k	2021 Outside Directors’ Compensation Plan, effective April 29, 2021, filed herewith.
Exhibit (10)o	2021 Equity Participation Plan, effective April 29, 2021, filed herewith.
Exhibit 101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	April 29, 2021	By:	/s/ Grant B. McGee
Grant B. McGee VP, Senior Deputy General Counsel